Stockholders' Equity	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Stockholders' Equity
7. Stockholders’ Equity
Preferred Stock
The Company has authorized up to 10,000,000 shares of preferred stock, $0.001 par value per share, for issuance. There were no preferred shares outstanding as of June 30, 2026.
Common Stock
The Company has authorized up to 500,000,000 shares of common stock, $0.001 par value per share, for issuance. There were 35,390,679 shares of common stock issued and outstanding as of June 30, 2026.
Private Placement
On April 20, 2026, the Company completed the previously announced private placement contemplated by that certain purchase agreement (the “Purchase Agreement”) by and among the Company, EcoR1 Capital Fund Qualified, L.P. (the “Selling Stockholder”) and certain third party investors (collectively, the “Investors”), pursuant to which the Company agreed to issue and sell an aggregate of 5,791,479 shares of the Company’s common stock (the “Primary Shares”), and the Selling Stockholder agreed to sell an aggregate of 4,705,575 shares of the Company’s common stock (the “Secondary Shares”) that the Selling Stockholder received in the Spin-Off, at a purchase price of $13.81 per share (the “Private Placement”). The aggregate gross proceeds to First Tracks Biotherapeutics from the sale of the Primary Shares were approximately $80 million, before deducting offering expenses. First Tracks Biotherapeutics did not receive any proceeds from the sale of the Secondary Shares.